EXHIBIT (11)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Transfer and Dividend Disbursing Agent, Custodian, Counsel and Independent Auditors" and to the use of our report on the Core Value Portfolio and MidCap Stock Portfolio dated April 22, 1998, which is included in this Registration Statement (Form N-1A No. 333-47011) of Dreyfus Investment Portfolios.

                                                       ERNST & YOUNG

New York, New York
July 16, 1998